UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2023

FORGEROCK, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40787	33-1223363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2900
San Francisco, California 94105
(Address of principal executive offices)

(415) 599-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	FORG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Merger (as defined below) pursuant to the Agreement and Plan of Merger, dated October 10, 2022 (the “Merger Agreement”), between Project Fortress Parent, LLC, a Delaware limited liability company (“Parent”), Project Fortress Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and ForgeRock, Inc., a Delaware corporation (the “Company”).

On August 23, 2023 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Thoma Bravo Fund XV, L.P., which is managed by Thoma Bravo, L.P.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Concurrently with the closing of the Merger, the Company repaid all obligations outstanding under, and concurrently terminated, the Amended and Restated Plain English Growth Capital Loan and Security Agreement, dated as of March 11, 2020, by and among the Company, as a borrower, ForgeRock US, Inc., as a borrower, ForgeRock Limited, as a borrower, TriplePoint Venture Growth BDC Corp., as a lender and as the collateral agent, and Triple Point Capital LLC, as a lender, as such agreement was amended, restated, supplemented or otherwise modified from time to time.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

(i)
each share of Class A common stock of the Company, par value $0.001 per share (“Class A Common Stock”), and each share of Class B common stock of the Company, par value $0.001 per share (“Class B Common Stock,” and, together with the Class A Common Stock, “Common Stock”), outstanding immediately prior to the Effective Time (other than as described in the Merger Agreement) was automatically converted into the right to receive $23.25 in cash (the “Per Share Price”), without interest thereon and subject to applicable withholding taxes;

(ii)
each outstanding option to purchase shares of Common Stock (an “Option”) that was vested or vested at the Effective Time as a result of the Merger (each such Option, a “Vested Option”) was automatically cancelled and converted into the right to receive an amount in cash equal to (x) the total number of shares of Common Stock subject to such Vested Option multiplied by (y) the excess, if any, of (A) the Per Share Price over (B) the exercise price per share of such Vested Option, without interest thereon and subject to applicable withholding taxes;

(iii)
each outstanding Option that was not a Vested Option (an “Unvested Option”) was automatically cancelled and converted solely into the contingent right to receive an amount in cash equal to (x) the total number of shares of Common Stock subject to such Unvested Option immediately prior to the Effective Time, multiplied by (y) the excess, if any, of (A) the Per Share Price over (B) the exercise price per share of such Unvested Option, without interest thereon and subject to applicable withholding taxes, with the resulting payment being subject to the same vesting terms and conditions as applied to such Unvested Option immediately prior to the Effective Time;

(iv)	any Option that had an exercise price per share that was greater than or equal to the Per Share Price was automatically cancelled for no consideration or payment;

(v)
each of ForgeRock’s outstanding restricted stock units subject to time-based vesting (a “Company RSU”) that was vested or vested at the Effective Time as a result of the Merger (each such Company RSU, a “Vested Company RSU”) was automatically cancelled and converted solely into the right to receive an amount in cash equal to (x) the total number of shares of Common Stock subject to such Vested Company RSU immediately prior to the Effective Time, multiplied by (y) the Per Share Price, without interest thereon and subject to applicable withholding taxes; and

(vi)
each Company RSU that was not a Vested Company RSU (an “Unvested Company RSU”) was automatically cancelled and converted solely into the contingent right to receive an amount in cash equal to (x) the total number of shares of Common Stock subject to such Unvested Company RSU prior to the Effective Time, multiplied by (y) the Per Share Price, without interest thereon and subject to applicable withholding taxes, with the resulting payment being subject to the same vesting terms and conditions as applied to such Unvested Company RSU immediately prior to the Effective Time.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 11, 2022. Such exhibit is incorporated by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Company (i) notified The New York Stock Exchange (“NYSE”) of the consummation of the Merger and (ii) requested that NYSE file a Form 25 Notification of Removal from Listing and/or Registration with the SEC to remove the Class A Common Stock from listing on NYSE and deregister the Class A Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

After effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to terminate the registration of the Class A Common Stock under the Exchange Act and suspend the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01) was converted into the right to receive the Per Share Price. Accordingly, at the Effective Time, the holders of such shares of Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Per Share Price.

Item 5.01	Change in Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01,3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

At the Effective Time, pursuant to the Merger Agreement, Francis Rosch, Johanna Flower, Bruce Golden, Arun Mathew, Alex Ott, Jeff Parks, Rinki Sethi, Maria Walker, Warren Weiss and Dave Welsh, each of whom was a director of the Company as of immediately prior to the Effective Time, ceased to be a director of the Company and a member of any committee of the Company’s Board of Directors. At the Effective Time, Seth Boro and Kenneth “Chip” Virnig became the directors of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Effective upon completion of the Merger, the certificate of incorporation of the Company, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1. Such exhibit is incorporated by reference.

Effective upon completion of the Merger, the bylaws of the Company, as in effect immediately prior to the Merger, were amended and restated to be in the form of the bylaws attached as Exhibit 3.2. Such exhibit is incorporated by reference.

Item 8.01	Other Events.

On the Closing Date, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated October 10, 2022, between Project Fortress Parent, LLC, Project Fortress Merger Sub, Inc. and ForgeRock, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 11, 2022)*

3.1	Amended and Restated Certificate of Incorporation of ForgeRock, Inc.

3.2	Amended and Restated By-Laws of ForgeRock, Inc.

99.1	Press Release, dated as of August 23, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Certain exhibits and schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of such exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORGEROCK, INC.

	By:	/s/ Francis C. Rosch
Francis C. Rosch
Chief Executive Officer

Date: August 23, 2023